Exhibit 99.1 Electrification Delivered.TM Capital Markets Day September 28, 2021 People Finding A Better Way®

Safe Harbor Statement Certain statements and projections contained in this presentation are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates, and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties, and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations, and financial condition. The forward-looking statements in this presentation speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason. © 2021 Dana 2

Electrification Delivered. TM Presenters James KAMSICKAS Jonathan COLLINS Aziz AGHILI Byron FOSTER Chairman and Chief Executive Officer Executive Vice President and Chief Financial Officer President, Heavy Vehicle Drive and Motion Business Units President, Light Vehicle Drive Systems Business Unit 3

TOPIC PRESENTER TIME (EST) Sustainable Mobility Center Tour The Dana Story Electrification of Mobility Leading Electric Propulsion Heavy-vehicle Markets Light-vehicle Market Break Powertrain Evolution: ICE to EV The Dana Difference Our Value Creation Final Q&A Ride and Drive 9:00 AM J. Kamsickas 10:00 AM J. Collins 10:20 AM J. Kamsickas 10:30 AM A. Aghili 10:35 AM B. Foster 10:50 AM 11:05 AM J. Collins 11:15 AM J. Kamsickas 11:30 AM J. Collins 11:40 AM All 11:50 AM 12:00 PM AGENDA 4

The Dana Story People Finding A Better Way ®

Business Overview

MARKETS

Light Vehicles


54%

Off-Highway Equipment


28%

Commercial Vehicles


18%

SEGMENTS

43%	28%	16%	13%
Light Vehicle Drive Systems	Off-Highway Drive and Motion Systems	Commercial Vehicle Drive and Motion Systems	Power Technologies

REGIONS

North America


51%

Europe & Africa


31%

South America


5%

Asia Pacific


13%

TECHNOLOGIES

DRIVE



MOTION



ELECTRODYNAMIC



THERMAL



DIGITAL



SEALING



© 2021 Dana
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Vision, Mission, Values OUR VISION Powering Innovation to Move our World OUR MISSION Driving stakeholder value by: Powering vehicles and machines around the world; Shaping sustainable progress through invention and execution; and Making the amazing happen wherever people live, work, and play. OUR VALUES Value Others Inspire Innovation Grow Responsibly Win Together People Finding A Better Way © 2021 Dana 7

Empowering our People People Finding A Better Way® Forbes 2020 WORLD’S BEST EMPLOYERS DANA POWERED BY STATISTA One Dana AMERICA’S MOST RESPONSIBLE COMPANIES 2021 Newsweek statista

POWERING INTO e-DRIVE People Finding A Better Way® 3 Expand Global Markets 4 Deliver Innovative Solutions 2 Drive Customer Centricity 1 Leverage The Core 5 Lead Electric Propulsion

POWERING INTO e-DRIVE Financial Results Shareholder Returns Business Repositioning Grew sales by >$3B, or 55%, for a CAGR of 9% Grew profit by nearly $300M, or >40%, for a CAGR of 7% Grew EPS by $0.50, or >25%, for a CAGR of 5% Increased share price by 75% Returned >$400M to shareholders in form of dividends and share buybacks Delivered total shareholder return of 92% Deployed >$500M in capital, and acquired 10 businesses, to deliver EV capabilities Evolved EV sales from zero to ~$350M today Achieved top scores in environmental and social responsibility See appendix for comments regarding the presentation of non-GAAP measures. Financial results represent FY 2016 to FY 2021T; profit margin represents adjusted EBITDA margin; EPS represents diluted adjusted EPS. Shareholder returns represent Dec. 31, 2015 to Sept. 27, 2021 10

POWERING INTO e-DRIVE People Finding A Better Way® 3 Expand Global Markets 4 Deliver Innovative Solutions 2 Drive Customer Centricity 1 Leverage the Core 5 Lead Electric Propulsion

Lead Electric Propulsion 5 Develop and deliver fully integrated e-Propulsion systems to capture increased content per vehicle as core markets shift from ICE to EV 12

Electrification. Delivered.™ DAN is a premier Tier-1 EV growth investment and is poised to deliver outsized risk-adjusted financial returns based on these key factors... Guiding toward a zero-emissions future Delivering complete e-Propulsion systems with in-house electrodynamics Expanding margins from software-driven smart systems Leveraging global infrastructure and multi-market scope Growing total addressable market Enduring product with 3x content- per-vehicle uplift Existing and emerging commercial channels Strengthening core business will fund growth 13

Electrification. Delivered.™ GUIDING TOWARDS A ZERO EM I S S I O N S F U T U R E We will reduce total annual GHG emissions by over 50% by 2030 We are committed to lowering emissions across entire value chain 14

Our sustainability commitment… Reduce annual greenhouse gas emissions by more than 50% by 2035 2030 The wall Street Journal December 5, 2019 TO BUILD A BETTER FUTURE FOR OUR PLANET, OUR COMMUNITIES, OUR WORKERS AND OUR ECONOMY, WE NEED AMBITIOUS CLIMATE ACTION. We need the Paris Agreement. Sponsored by The B team. STAND WITH CEOS OF MORE THAN 75 COMPANIES AND THE AFL-CIO. CALL ON THE UNITED STATES TO STAY IN THE PARIS AGREEMENT James K. Kamsickas, Chairman and CEO, Dana Incorporated © 2021 Dana 15

... to    lower emissions across the entire value chain Reduce on-site fuel consumption Scope 1     Transition to use of electric vehicles GHG Emissions from Operations     Install on-site EV chargers      Reduce electricity consumption Scope 2     Leverage on-site and off-site renewable energy GHG Emissions from Purchased Energy     Utilization of carbon credits      Deliver new clean mobility solutions Scope 3     Drive improvements in supply chain and logistics Other GHG Emissions     Leverage virtual meetings to reduce travel Dana’s Sustainability and Social Responsibility Report 2020, published in April of this year, details our vision for a better future: People Products Planet Governance A BETTER WAY SUSTAINABILITY AND SOCIAL RESPONSIBILITY REPORT 2020 ©2021Dana 16

Electrification of Mobility People Finding A Better Way®

Electrification. Delivered.™ G R O W I N G T O T A L A D D R E S S A B L E M A R K E T Market drivers powering increased EV adoption rates 2030 EV TAM $18.8B Total addressable market to grow ~8x through the decade 2020 EV TAM $2.5B 18

EV adoption drivers are advancing across all markets... Electrification Adoption Drivers by End-market Light Vehicle Commercial Vehicle Off-highway Drivers Customer Pull Consumer acceptance Green fleet image Regulation CO2 reduction Local restrictions Technology / TCO Battery cost Reduced maintenance Infrastructure Charging infrastructure Limited influence Mobility Industry Activities Nameplate introduction OEM ICE phaseout Trend Strength: 2019 Trend Strength: Current © 2021 Dana 19

... and are converging globally as the U.S. accelerates EV adoption Electrification Adoption Drivers by Region     Drivers     Customer Pull    Weak Strong Consumer EV acceptance rate and corporate ESG commitments growing substantially Regulation    Weak Strong U.S. Federal and state governments following California’s lead in push for lower emissions Technology / TCO    Weak Strong EV tech becoming increasingly standardized as scale grows Infrastructure    Weak Strong U.S. laying out substantial investment for improved infrastructure Mobility Industry Activities    Weak Strong Large OEMs continue to announce U.S.-based      ICE phaseout plans U.S. Prior Driver Position U.S. Current Driver Position © 2021 Dana 20

Electrification is accelerating over the next few years…

EV Share of Total Market[1] (2025)

Light Vehicle

Segment	Prior Outlook	Current Outlook	Change
Light-duty Truck[2]	1%	6%	+5%
Van[3]	6%	13%	+7%
High-performance[4]	53%	75%	+22%

- Growing consumer EV acceptance
- Increasing government EV sales mandates
- Accelerating investment in public charging

Commercial Vehicle

Segment	Prior Outlook	Current Outlook	Change
Medium-duty Truck	10%	16%	+6%
Heavy-duty Truck	3%	8%	+5%
Bus	53%	70%	+17%

- Proliferating e-Fleet commitments
- Tightening CO_2 emission reduction targets
- Improving total cost of ownership

Off-highway

Segment	Prior Outlook	Current Outlook	Change
Construction[5]	36%	42%	+6%
Mining[6]	12%	13%	+1%
Agriculture[7]	1%	1%	0%

- Growing ESG commitments
- Increasing popularity in low-emission zones
- Improving total cost of ownership

Source: Dana, IHS, Interact Analysis, Roland Berger
1. Includes North America, Europe, and China, % of fully electric vehicles, including battery electric (BEV) and fuel-cell electric (FCEV). 2. Mini / compact / full-size full-frame vehicles. 3. Large vans (C/D/E) and large multi-purpose vehicles (D/E). 4. Premium, luxury, and sport unibody vehicles with system output >400 kw. 5. AWPs, mini excavators, and wheel loaders. 6. Mining loaders, trucks, and drills. 7. Tractors and combines

© 2021 Dana
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…with notable inflection in the latter half of the decade Total Volumes and Electrification by Segment 1 Light-duty Truck / Van1 2 High-performance2 3 Medium-duty Truck3 0.1 0.8 1.0 1.7 0.0 0.2 0.4 0.8 0.0 0.0 0.1 0.2 13% 84% 38% 75% 63% 8% 6% 16% 18% 7% 1% 53% 3% 4% 32% 1% 2% 15% 10% 1% 4% 2020 2023 2025 2030 2020 2023 2025 2030 2020 2023 2025 2030 4 Heavy-duty Truck3 5 Bus3 6 Off-highway4 0.0 0.0 0.1 0.3 0.1 0.1 0.2 0.2 0.2 0.6 1.6 9.0 76% 22% 69% 70% 25% 56% 8% 2% 53% 5% 1% 3% 46% 1% 2% 1% 36% 0% 2% 2% 5% 2020 2023 2025 2030 2020 2023 2025 2030 2020 2023 2025 2030 Current Forecast, % of Electrified Vehicles (BEV / FCEV) Prior (2019) Forecast, % of Electrified Vehicles (BEV / FCEV) xx Current Forecast, Electrified Vehicles Volumes (M units), OH (K) Source: Dana, IHS, STM, BNEF, Roland Berger 1. Mini / compact / full-size full-frame vehicles and large unibody vehicles; vans (segments C/D/E) and MPVs (segments C/D). 2. Premium, luxury, and sport unibody vehicles with output >400 kW. 3. CV volumes included for North America, Europe, and China. 4. OH figures are global and include construction equipment and mining vehicles with medium- and high-voltage propulsion systems © 2021 Dana

Our total addressable market is expanding rapidly     Total Addressable Market: Dana’s Core Markets     Market    EV Unit Volumes1 (M units) EV Total Addressable Market3 ($B) O f f -     Captive $1.3 $4.2 $6.5 $12.4 h i g h w a y     Market 6.4 $18.8 3.5 C o m m e r c i a l     3.1 +22% CAGR V e h i c l e     ~8x 3.7 6.7 $9.3 2.8 1.9 0.8 1.9 $6.0 L i g h t     1.6 3.4 V e h i c l e 2    1.4 0.4 1.6 8.6 0.2 2.5 $2.5 1.7 1.2     1.4 1.1 4.0 1.0 0.6 2.7 0.1 0.1     0.8 2020    2023 2025 2030 2020 2023 2025 2030 1. Includes North America, Europe, and China, volume of fully electric vehicles, including BEV and FCEV. 2. Includes Dana’s core segments in light vehicle: light truck, van, and high-performance; excludes passenger vehicle.     3. Also includes addressable market for battery cooling and fuel cell plates, as well as light-duty truck and van PHEVs with secondary e-Axles     © 2021 Dana23

Leading Electric     Propulsion

Electrification.
Delivered.™

DANA

DELIVERING COMPLETE E-PROPULSION SYSTEMS WITH IN-HOUSE ELECTRODYNAMICS



Invested >$0.5B to-date, reaching >$1B by 2025

>1,200 electrification-related patents granted or pending

25

We have    actively grown our EV capabilities through acquisition... Core Technologies     End-market Applications Motors and    Software and Advanced Power Inverters    Controls Mechatronics Light Vehicle Heavy Vehicle

…positioning us to deliver complete e-Propulsion systems e-Motors High-voltage e-Motors Low-voltage e-Motors Mechanicals Gearboxes Axles e-Propulsion Systems Power Electronics High-voltage Inverters Low-voltage Inverters On-board Chargers Software and Controls Propulsion Control Units Vehicle Control Units Charging Control Units © 2021 Dana 27

EV Adoption Sequence of our Core Markets Heavy vehicle has set the pace in electrification ahead of the light-duty truck segment Today EV adoption is accelerating Past 28

We are winning across all core heavy-vehicle segments, with light-duty truck electrification on the horizon EV Program Lifecycle Across Mobility Markets Start of Development Prototype RFQ Award SOP Illustrative Development Production Commercial Vehicle 2015 Today 2030 Off-highway Light-duty Truck © 2021 Dana 29

Heavy-vehicle Markets People Finding A Better Way®

Our heavy-vehicle markets include off-highway equipment and commercial vehicles Off -highway EV Total Addressable Market ($B) Commercial Vehicle +20% CAGR $1.7 1.1 0.6 2020 $5.3 1.9 3.4 2025 $10.2 3.5 6.7 2030 © 2021 Dana 31

We provide complete in-house solutions across the range of driveline configurations e-Direct Drives e-Transmissions e-Axles e-Hub Drives Mechanical Systems e-Motors Power Electronics Software and Controls © 2021 Dana 32

Our OH products satisfy a broad range of demanding use cases Off-Highway System Voltage Low High e-Axles eSA001 eSA201 eS144 eS20Dr e-Transmissions eSG001 eSG101 eSP502 EMIVT e-Hub Drives eS10 Series eSH Series eSAW Series eSD Series eSH741 eSH801 © 2021 Dana 33

Our success in OH is demonstrated by accelerating awards EV Program Lifecycle Start of Today Development Prototype RFQ Award SOP Construction Mining Material Handling Mechanical e-Drive Systems Electrodynamics © 2021 Dana 34

Komatsu Electric Mining Drill e-Direct Drive 35

Taylor Next-generation Battery-electric Container Handler Heavy-duty e-Torque Hubs and SUMO LD™ e-Motor and Power Inverter

Hyster-Yale Electric Terminal Tractor e-Transmission 37

Our CV products satisfy a broad range of demanding use cases Commercial Vehicle Short-duration Output Torque Capacity (Nm) Low High e -Axles eS9000r eS11000r eS13000r eS52000r eS69000r e -Transmissions eSxxxxt eSxxxxt e -Direct Drives SUMO LD SUMO MD SUMO HD SUMO HP © 2021 Dana 38

Our success in CV is demonstrated by leading program awards EV Program Lifecycle Start of Development Prototype RFQ Award SOP Today Medium-duty Truck Heavy-duty Truck Bus e-Drive Systems Full-vehicle Integration Electrodynamics © 2021 Dana 39

Navistar Electric Medium-duty Truck e-Direct Drive 40

PACCAR Next-generation Global Electric Medium-duty Truck e-Propulsion System Source: Dana 41

Navistar Electric School Bus e-Direct Drive 42

Major European OEM Heavy-duty Electric Vehicle Lineup MOTIVE™ e-Motor 43

Major North American OEM Electric Class-8 Truck e-Axles 44

Light-vehicle Market People Finding A Better Way®

Our light-vehicle market includes the light-duty truck, van, and high-performance segments EV Total Addressable Market ($B) Light-duty Truck $8.6 Van +27% CAGR $4.0 High-performance $0.8 2020 2025 2030 © 2021 Dana 46

Our medium-duty truck solutions have positioned us to lead in light-duty truck e-Axle Product Roadmap Medium-duty 2015 2025 products accelerate Today light-duty transition Medium-duty Truck e-Axle Scale and design capital drive seamless Light-duty Truck development e-Axle Medium-duty axles enhance light-duty customer trust In Development Series Production © 2021 Dana 47

We supply both independent and rigid LV axles today Exclusively Rigid Rigid Rear / Independent Front Exclusively Independent © 2021 Dana 48

Axle architectures solve for specific design and cost criteria Vehicle Application Criteria Ride Comfort Handling Payload / Towing Weight System Cost Rigid (beam) USE CASE Exclusively Rigid High-load environments Cost-sensitive applications Rigid Rear / Independent Front Towing capabilities Off-road handling Independent Exclusively Independent Passenger comfort On-road handling Relative Performance: Low High © 2021 Dana 49

Rigid and independent axles are both used today, and both have a future in EVs Full-size SUV Off-road 1/2-ton Work Truck ≥ 3/4-ton Work Truck Independent Rigid (beam) Non-EV Program Examples Chevy Tahoe Jeep Wrangler Ram 1500 Ford F-350 Ford Expedition Ford Bronco GMC Sierra Chevy Silverado 2500 EV Program Examples Rivian R1S Hummer EV F-150 Lightning Audi e-tron © 2021 Dana 50

Our delivery of independent and rigid axles today positions us to do the same for EV light-duty trucks Today’s ICE Full-frame Trucks Future BEV Full-frame Trucks Independent Rigid © 2021 Dana 51

We provide complete in-house solutions across a tailored range of rugged and highly capable light vehicles Light-duty Truck, SUV, and Van High-performance Rigid e-Axles Independent e-Axles High-performance e-Axles Mechanical Systems e-Motors Power Electronics Software and Controls © 2021 Dana 52

Our LV products satisfy a broad range of demanding use cases Light Vehicle Short-duration Output Torque Capacity Low High Rigid e-Axles eS4500r eS5500r-2 eS9200r eS9900r-2 eS15000r Independent e-Axles eS2600i eS4500i eS5500i eG7800i-2 eS9900i-2 High-performance e-Axles eS2500i High-performance e-Drive Unit High-performance e-Drive Unit © 2021 Dana 53

Our success in LV is foreshadowed by early program awards Today Start of Development Prototype EV Program Lifecycle RFQ Award SOP Light-duty Truck / Van High-performance Vehicle Passenger Vehicle Mechanical © 2021 Dana 54

Electric Lifestyle Vehicle Independent e-Axle DANA SPICER ELECTRIFIED 55

Hybrid-electric Super Car e-Transmission CONFIDENTIAL DANA SPICER ELECTRIFIED 56

We are actively engaged in electrified development for light-duty trucks and fully expect to win significant share Customer Applications Market Product Program Timeline Today Van North American 2030 platform OEMs Light-duty truck platform Light-duty truck platform Light-duty truck platform Light-duty truck platform Van platform Asian Light-duty OEMs truck platform Light-duty truck platform European High-OEMs performance Light-duty truck platform Development Production Start of Development Prototype RFQ Award SOP e-Propulsion Systems Mechanical © 2021 Dana 57

We provide complete EV thermal-management and sealing solutions through our Power Technologies (PT) segment Thermal Solutions Sealing Solutions Power Electronics Battery Cold Plates Cooling Modules Fuel Cell Plates Design Engineer Manufacture Service © 2021 Dana 58

PT’s thermal management competence is highly relevant for battery EVs Engine and Transmission Cooling Battery Thermal Management Power Electronics Thermal Management Filter-mounted Transmission- Battery Cold Two-sided IGBT Engine Oil Cooler mounted Oil Cooler Plate Chip-cooling Module Engine and transmission coolers perform Liquid-cooled, lightweight plates Lightweight cooling modules preserve ideal efficient heat transfer to reduce overall maintain optimal battery temperature chip temperature and prevent thermal fatigue thermal load © 2021 Dana 59

PT’s sealing competence is highly relevant for fuel-cell EVs Engine and Transmission Sealing Fuel-cell Plates Cylinder Head Transmission Metallic Bipolar Gasket Separator Plate Plate Gaskets optimally seal joints in engines and Metallic bipolar plates provide electrical conduction transmissions, while separator plates allow for between cells and come equipped with integrated seals optimized channel paths and valve body sealing © 2021 Dana 60

Our success in PT is demonstrated by an array of program awards Today Start of EV Program Development Prototype RFQ Award SOP Lifecycle Light-duty Truck / SUV Passenger Vehicle Battery Cooling Products Power Electronics Cooling Products © 2021 Dana 61

Nikola Tre Fuel Cell Electric Class-8 Truck Metallic Bipolar Plates 62

Ford Electric F-150 Lightning Battery Cooling Plates 63

Rivian R1T Electric Pickup Truck Battery Cooling Plates 64

Powertrain Evolution: ICE to EV

E N D U R I N G P R O D U C T W I T H 3 X C O N T E N T - P E R - V E H I C L E U P L I F T Our content will endure, as every EV will have an axle Addition of electrodynamics with mechanical will yield 3x CPV 66

Powertrain Evolution: ICE to EV

Significant content-per-vehicle increase when transitioning from ICE to EV powertrains


ICE Powertrain
e-Direct Drive
e-Transmission
e-Axle
Front
Engine
Transmission
Fuel Tank
Driveline
Driveshaft
Axle
Rear
Inverter
Software and Controls
e-Motor
Battery Packs
Gearbox
Driveline
Driveshaft
e-Motor
Axle
Inverter
Gearbox
Software and Controls
Driveshaft

Additional BEV Content   Reduced ICE Content   Carryover ICE Content   Dana Content in Blue

© 2021 Dana 67

Significant CPV upside in electric driveline systems

Illustrative[1]

	ICE-based Driveline	EV-based Driveline
Indicative Driveline Solution		
Driveline Content	 Driveshafts + Axles	 Axles + Gearboxes + e-Motors + Power Electronics + Software and Controls
Content per Vehicle	~$1,500	~$4,500

~3x

1. Representative of a full-frame on-highway truck

© 2021 Dana
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Significant CPV upside in thermal and sealing solutions

Illustrative[1]

	ICE-based	EV-based
Sealing Content	  Cylinder Head Gasket +  Valve Cover	  Metallic Bipolar Plates
Thermal Content	  Engine Oil Cooler +  Transmission Oil Cooler	  Battery Cold Plates +  Power Electronics Cooling Modules
Content per Vehicle	~$150	~$450[2]

~3x

1. Representative of full-frame on-highway truck. 2. Reflects weighted CPV for bipolar plates based on long-term adoption share of FCEVs

© 2021 Dana

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E X P A N D I N G M A R G I N S F R O M S O F T W A R E - D R I V E N S M A R T S Y S T E M S Migration of powertrain software controls to e-Propulsion system Significant profit margin expansion opportunity 70

Migration to smart, integrated electric drivelines offers significant margin expansion potential ICE Powertrain BEV Powertrain EBITDA Margin Engine and Transmission Control Units e-Axle Control Unit Margin Margin expansion from Expansion integration of software and controls Software-controlled Systems Mechanical Systems Axles Gearboxes e-Motors Power Electronics Margin expansion from vertical integration Mechanical Software-into electrodynamic components Systems controlled Systems © 2021 Dana 71

The Dana Difference People Finding A Better Way

E X I S T I N G A N D E M E R G I N G C O M M E R C I A L C H A N N E L S Established customers trust us with their electrified future Emerging start-ups depend on our proven technology 73

Drivers of OEM Driveline Sourcing Behavior Reasons for Reasons for Outsourcing Insourcing OEM Sourcing Competing Leverage in-house investment needs capabilities High # of Superior supplier Variants Workforce unit economics commitments Low Low Volume High Specialized supplier Vehicle technical expertise differentiation © 2021 Dana 74

OEMs source Dana for complex and demanding solutions Current ICE Sourcing Behavior by Program Indicative High
80 Super Duty 4500 HD Ranger 536 MD # of Variants Cascadia 6000 series Transit 600S 568 TH663 F-150 95 0M Silverado Low Low Volume1 High Source: 1. Relative Dana to respective end-market © 2021 Dana 75

Our success is demonstrated across traditional OEMs and new EV entrants Established OEMs Emerging OEMs © 2021 Dana 76

L E V E R A G I N G G L O B A L I N F R A S T R U C T U R E A N D M U L T I—M A R K E T S C O P E More than 140 facilities across 33 countries Business scaled across entire mobility landscape 77

Scaling our electrification infrastructure... Electrodyn amic Footprint Expansion Maumee , OH Weifang, China 14 600+ Chakan, India 5 120 TBA (2022) 2018 2021 2018 2021 Electrification Electrification Technology Centers Development FTEs TBA (2022 / 23) Electrification Technology Centers Electrodynamics Manufacturing Centers © 2021 Dana 78

...while our asset base remains highly relevant for e-Propulsion Electrodynamics Mechanicals System Assembly Power Electronics e-Motor Precision Gearbox Final End-of-line Assembly Assembly Machining Assembly Assembly e-Testing Applicability to e-Propulsion Production Existing Assets Incremental Investment High Low © 2021 Dana 79

Our decades of operational expertise and know-how allow us to scale in EV effectively S a f e t y Organizational fo cus to provide a safe and healthy work environment Q u a l i t y Team member empower ment to drive toward a zero-defect approa ch D e l i v e r y Systems, processes, an d controls to deliver product on time, all the time E f f i c i e n c y Operations cap abilities and technology to continually improve our productivity © 2021 Dana 80

We will leverage our scale across the entire mobility landscape Return on Investment e-Propulsion Production Unit Cost Off-highway Commercial Vehicle Light-duty Truck 2020 2023 2025 2030 Electrification Sales © 2021 Dana 81

STRENGTHENING CORE BUSINESS WILL FUND GROWTH Strong EV systems offering and negligible ICE-related content loss Profitable and cash-generating core business will fund our transition Electrified Business Core Business 82

Transition to EV powertrain will have winners and losers


ICE Powertrain
EV Powertrain
Engine
Transmission
Fuel Tank
Driveshaft
Axle
Battery Packs
Driveline
Driveshaft
Axle
Gearbox
e-Motor
Inverter
Software and Controls
Additional BEV Content
Reduced ICE Content
Carryover ICE Content

© 2021 Dana 83

Positioned to disproportionally benefit from ICE-to-EV transition Competitive landscape assessment of established driveline and powertrain suppliers In-house Electrodynamics Stronger e-Propulsion System Competence Weaker 3rd-party Electrodynamics Powertrain Higher ICE CPV Loss1 Lower Driveline Suppliers Suppliers Tier-1 Competitor 1. Source: Share of Dana ICE driveline content (ICE engine and / or transmission components) © 2021 Dana 84

Our core business will fund our EV investment Investme nt as % of EV Sales EV business to sca le from existing investments Growing Electrification Business Strengthening Core Leading the transition Business toward electric mobility Resilient core technologies of mechanical driveline systems Today 2023 2030 Source: Dana © 2021 Dana 85

Our Value Creation People Finding A Better Way

Electrification.
Delivered.™

EV Returns

Exceeding prior 2023 EV sales target by ~$200M, or ~40%

Projecting ~$3B of EV sales by 2030, ~25% of total sales

Expecting return on investment well above our cost of capital

2023 Targets[1]

$10B+ of total sales

~12% profit margin, yielding ~$3.50 EPS

~5% FCF margin; ~$1B cumulative

Capital Allocation

10¢ dividend; $150M share repurchase authorization

Net leverage to ~1x by 2023 year-end

Flexibility to execute strategic bolt-on M&A

See appendix for comments regarding the presentation of non-GAAP measures
1. Profit margin represents adjusted EBITDA margin; EPS represents diluted adjusted EPS; FCF represents adjusted free cash flow

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EV business expected to deliver return on investment significantly higher than cost of capital

Invested $0.5B+ by end of 2021, and reaching >$1B by 2025

EV sales to double in next 2 years, exceeding original target by ~40%

EV business constrains margin by up to 100 bps through 2023

Profit breakeven point in 2023, FCF breakeven point mid-decade

EV business anticipated to be margin accretive before end of decade

EV sales expected to quadruple by 2030, reaching ~$3B



Electrification Sales
Adj. EBITDA %
Adj. FCF %
+27% CAGR
~$3B
>4x
~2x
~$700M
~$350M
Adj. EBITDA accretive
2021T
2023T
2030E
Adj. EBITDA breakeven
Adj. FCF breakeven

Note: T=Target; E=Estimate. See appendix for comments regarding the presentation of non-GAAP measures

© 2021 Dana

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Key Financial Metrics Outlook Sales Adjusted EBITDA $ in billions $ in millions Adjusted EBITDA % Margin $10+ 11.8% ~12% $8.6 ~$9.0 ~10.5% $7.1 $1,019 8.4% $593 2019A 2020A 2021T 2022T 2023T 2019A 2020A 2021T 2022T 2023T Adjusted Free Cash Flow1 Diluted Adjusted EPS $ in millions Adjusted FCF % Margin ~$1B 3-year Cumulative ~$3.50 ~5% $3.06 ~$2.45 3% ~2% $272 1% $0.39 $60 2019A 2020A 2021T 2022T 2023T 2019A 2020A 2021T 2022T 2023T Note: A=Actual; T=Target. See appendix for comments regarding the presentation of non-GAAP measures 1. 2019 adjusted FCF excludes pension termination impact © 2021 Dana 89

Capital Allocation 3-year Indicative Capital Allocation Debt Capital $ in billions Net <2x >3x ~2x ~1x Dividends Leverage1 $2.4 $2.5 0.4 0.1 0.8 Cumulative 0.1 Debt Share Repayment Adj. FCF Repurchases ~$1B 2.0 1.5 M&A 2019A 2020A 2021T 2022T 2023T Senior Notes Term Lo ans Incremental to >$1B capex investment Other Debt 1. Source: Net debt Dana / adjusted EBITDA © 2021 Dana 90

DAN is a premier Tier-1 EV growth investment and is poised to deliver outsized risk-adjusted financial returns based on these key factors… Guiding toward a Delivering complete Expanding margins Leveraging global zero-emissions e-Propulsion systems with from software-driven infrastructure and future in-house electrodynamics smart systems multi-market scope Growing total Enduring product Existing and Strengthening core addressable with 3x content emerging commercial business will fund market per vehicle uplift channels growth 91

Attractive Shareholder Return Prospects for DAN Valuation multiples for electrification Stable Substantial Dana does not lose traditional content as players are aligning in a more established Traditional EV Business our core markets migrate to EV range Business Enterprise Value / 2023E Sales1 Enterprise Value / 2-Year Forward EBITDA Median = 1.8x 7.0x Average = >5x 2.5x Pre-electrification Period EBITDA Mult iple 0.0x 0.0x Heavy-Vehicle Light-Vehicle 2015 2016 2017 EV Pure-Plays EV Pure-Plays (2017 EBITDA) (2018 EBITDA) (2019 EBITDA) $700M 2023 $1.2B 2023 Adj. EBITDA electrification sales target + No electrification contribution See appendix for comments regarding the presentation of non-GAAP measures Source: CapitalIQ as of September 27, 2021 1. 2023E sales based on company presentations. © 2021 Dana 92 93

DANA People Finding A Better Way

Non-GAAP Financial Information Adjusted EBITDA is a non-GAAP financial measure which we have defined as net income (loss) before interest, income taxes, depreciation, amortization, equity grant expense, restructuring expense, non-service cost components of pension and other postretirement benefit costs and other adjustments not related to our core operations (gain/loss on debt extinguishment, pension settlements, divestitures, impairment, etc.). Adjusted EBITDA is a measure of our ability to maintain and continue to invest in our operations and provide shareholder returns. We use adjusted EBITDA in assessing the effectiveness of our business strategies, evaluating and pricing potential acquisitions and as a factor in making incentive compensation decisions. In addition to its use by management, we also believe adjusted EBITDA is a measure widely used by securities analysts, investors and others to evaluate financial performance of our company relative to other Tier 1 automotive suppliers. Adjusted EBITDA should not be considered a substitute for earnings (loss) before income taxes, net income (loss) or other results reported in accordance with GAAP. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. Adjusted net income (loss) attributable to the parent company is a non-GAAP financial measure which we have defined as net income (loss) attributable to the parent company, excluding any discrete income tax items, restructuring charges, amortization expense and other adjustments not related to our core operations (as used in adjusted EBITDA), net of any associated income tax effects. This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to net income attributable to the parent company reported by other companies. Adjusted net income (loss) attributable to the parent company is neither intended to represent nor be an alternative measure to net income (loss) attributable to the parent company reported in accordance with GAAP. Diluted adjusted EPS is a non-GAAP financial measure which we have defined as adjusted net income (loss) attributable to the parent company divided by adjusted diluted shares. We define adjusted diluted shares as diluted shares as determined in accordance with GAAP based on adjusted net income (loss) attributable to the parent company. This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to EPS reported by other companies. Diluted adjusted EPS is neither intended to represent nor be an alternative measure to diluted EPS reported in accordance with GAAP. Free cash flow is a non-GAAP financial measure which we have defined as net cash provided by (used in) operating activities less purchases of property, plant and equipment. Adjusted free cash flow is a non-GAAP financial measure which we have defined as net cash provided by (used in) operating activities excluding discretionary pension contributions less purchases of property, plant and equipment. We believe these measures are useful to investors in evaluating the operational cash flow of the company inclusive of the spending required to maintain the operations. Free cash flow and adjusted free cash flow are not intended to represent nor be an alternative to the measure of net cash provided by (used in) operating activities reported in accordance with GAAP. Free cash flow and adjusted free cash flow may not be comparable to similarly titled measures reported by other companies. The accompanying financial information provides reconciliations of adjusted EBITDA, diluted adjusted EPS, free cash flow and adjusted free cash flow to the most directly comparable financial measures calculated and presented in accordance with GAAP. We have not provided reconciliations of our adjusted EBITDA and diluted adjusted EPS outlook to the most comparable GAAP measures of net income and diluted EPS. Providing net income and diluted EPS guidance is potentially misleading and not practical given the difficulty of projecting event-driven transactional and other non-core operating items that are included in net income and diluted EPS, including restructuring actions, asset impairments, and income tax valuation adjustments. Reconciliations of these non-GAAP measures with the most comparable GAAP measures for historical periods are indicative of the reconciliations that will be prepared upon completion of the periods covered by the non-GAAP guidance. Source: Dana © 2021 Dana 94